                                                                   EXHIBIT 10.32

Confidential portions of this document indicated by ***** have been omitted and filed separately with the Commission

                                      ALPCO
                           Aluminum Line Products Co.
                               24460 Sperry Circle
                              Westlake, Ohio 44145
                                  440.835.8880
                                Fax: 440.835.8879

July 29, 2002

Shar Hruska
Featherlite Trailers
P O Box 320
Hwy 63 & 9
Cresco, Iowa

Dear Shar

This letter is to confirm our agreement to supply Featherlite with roof coil for the 1st half of calendar 2003. Aluminum Line has purchased a total of *****/lbs of metal on a firm basis for the program. Below are the details of the contract.

QUANTITY

#/lbs

DESCRIPTION

3003-H16 Roof Coil

***** x ***** x Coil
***** x ***** x Coil
***** x ***** x Coil
***** x ***** x Coil
***** x ***** x Coil

20" ID W/Fiber Cores -- #/lbs max coils -- Standard mill pack; eye horizontal

DURATION

Contract beginning 1/1/2003 through 6/30/2003

PRICING

_*****/ lb metal base + *****/ conv & *****/ conv for 2 coil releases

      NARROW WIDTH (71.5 - 88.375)                                   WIDE WIDTH
1 Coil Release             2 Coil Release            1 Coil Release             2 Coil Release
--------------             --------------            --------------             --------------
***** / Lb                 *****/ lb                 *****/ lb                  *****/ lb

TERMS AND CONDITIONS

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     1.   FOB: Cresco, Iowa
     2. Terms: Net 7 days. Featherlite will FedEx a check to ALPCO every Monday for all invoices from the previous week.


          . In contracting this business, ALPCO will make substantial commitments to the mills on behalf of Featherlite Trailers through inventory and futures contracts. Early termination of the agreement, movement of hedged metal units outside of the agreed upon contract timeframe or finished goods that are unshipped at the end of the contract period would result in the potential following charges:

                         EARLY TERMINATION OF THE AGREEMENT

               A. Featherlite Trailers would be responsible for the price differential in the contracted hedged metal units and the market price at the time of cancellation.
               B. Contract administration fee of *****/ lb on all unused hedged metal units
               C. Featherlite would be responsible for any unshipped finished goods due to early termination. ALPCO would hold finished goods no longer than 30 days from the date of cancellation.

                         UNSHIPPED FINISHED GOODS AT CONTRACT EXPIRATION

          A. ALPCO will ship or invoice all unshipped finished goods within 30 days of contract expiration.
          B. If finished goods are invoiced and warehoused at ALPCO, a charge of ***** / lb per month will apply.

Thank you for the continued support on your roof coil requirements. Everyone at ALPCO values and appreciates your business.

Sincerely
Jim Guerin
Sales & Marketing Manager

ACKNOWLEDGEMENT:
I hereby acknowledge and accept the terms of the contract outlined above. Please accept my signature as a contractual agreement between Featherlite Trailers and Aluminum Line Products Co.

Gary Ihrke -VP of Operations signed 7/29/02

Cc:       Chris Harrington
          Ed Murray
          Jane Kuzniar
          Wendy Keading